Exhibit 99.2

Veradigm Files Fiscal 2022 Form 10-K and Restated Financial Statements

CHICAGO – March 18, 2025 – Veradigm® (OTCMKTS: MDRX), a leading provider of healthcare data and technology solutions, announced today that it filed its comprehensive Annual Report on Form 10-K for the year ended December 31, 2022, which also contains certain restated financial statements for periods in fiscal year 2022, 2021 and 2020 (the “2022 Form 10-K”), with the Securities and Exchange Commission (“SEC”).

“This filing represents an important step toward regaining compliance with our financial reporting obligations,” said Tom Langan, Interim Chief Executive Officer of Veradigm. “We remain focused on remediating our material weaknesses and other internal control deficiencies, becoming current in our financial reporting, executing against our growth strategy to deliver end-to-end solutions for our clients, and relisting our common stock. I would like to recognize our Veradigm employees for the dedication and work to earn our customers’ business every day.”

“We are pleased to have filed the 2022 Form 10-K as part of a comprehensive undertaking that involved a detailed and thorough examination of our financial statements, as well as our accounting policies and processes,” said Lee Westerfield, Interim Chief Financial Officer of Veradigm.

The adjustments to the Company’s revenue from continuing operations in the 2022 Form 10-K are consistent with the amounts that were estimated in the Form 12b-25 filed by the Company on March 4, 2025.

For further information regarding the circumstances that led to the financial statement restatements and the Company’s remediation efforts, please see the sections entitled “Explanatory Note” and Item 9A, “Controls and Procedures”, in the 2022 Form 10-K.

About Veradigm®

Veradigm is a healthcare technology company that drives value through its unique combination of platforms, data, expertise, connectivity, and scale. The Veradigm Network features a dynamic community of solutions and partners providing advanced insights, technology, and data-driven solutions for the healthcare provider, payer, and biopharma markets. For more information about how Veradigm is fulfilling its mission of Transforming Health, Insightfully, visit www.veradigm.com, or find Veradigm on LinkedIn, Facebook, Twitter, Instagram, and YouTube.

© 2025 Veradigm LLC and/or its affiliates. All rights reserved. Cited marks are the property of Veradigm LLC and/or its affiliates. All other product or company names are the property of their respective holders, all rights reserved.

For more information contact:

Investors:

Jenny Gelinas

312-506-1237

jenny.gelinas@veradigm.com

Media:

Amanda Cohen

412-919-2417

amanda.cohen@veradigm.com

Table 1

Veradigm Inc.

Condensed Consolidated Balance Sheets

(In millions)

(Unaudited)

	December 31, 2022	(As Restated) December 31, 2021	(As Restated) December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$446.6	$133.7	$472.8
Restricted cash	1.3	1.3	5.5
Accounts receivable, net	119.1	119.7	122.5
Contract assets	56.6	65.2	63.2
Income tax receivable	0.0	0.0	25.4
Prepaid expenses and other current assets	56.0	51.8	47.7
Current assets attributable to discontinued operations	0.0	277.6	349.2

Total current assets	$679.6	$649.3	$1,086.3
Fixed assets, net	9.5	17.7	29.2
Software development costs, net	75.1	81.2	81.6
Intangible assets, net	89.3	149.7	166.0
Goodwill	532.6	498.4	498.6
Deferred taxes, net	37.2	0.0	0.0
Contract assets - long-term	0.0	0.0	0.0
Right-of-use assets - operating leases	12.0	18.3	27.1
Other assets	69.4	79.7	65.2
Long-term assets attributable to discontinued operations	0.0	816.8	909.5

Total assets	$1,504.7	$2,311.1	$2,863.5

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$30.9	$2.2	$12.8
Accrued expenses	66.8	62.9	68.3
Accrued compensation and benefits	35.9	30.3	41.8
Deferred revenue	90.1	87.9	115.3
Current operating lease liabilities	6.6	6.1	6.6
Current liabilities attributable to discontinued operations	0.0	299.0	697.3

Total current liabilities	230.3	488.4	942.1
Long-term debt	200.4	350.1	167.6
Deferred revenue	0.0	0.2	0.1
Deferred taxes, net	0.0	18.7	18.2
Long-term operating lease liabilities	12.4	16.8	22.9
Other liabilities	44.1	33.8	32.5
Long-term liabilities attributable to discontinued operations	0.0	42.7	66.7

Total liabilities	$487.2	$950.7	$1,250.1

Total stockholders’ equity	$1,017.5	$1,360.4	$1,613.4

Total liabilities and stockholders’ equity	$1,504.7	$2,311.1	$2,863.5

Table 2

Veradigm Inc.

Condensed Consolidated Statements of Operations

(In millions, except per share amounts)

(Unaudited)

	Twelve Months Ended December 31,
	2022	(As Restated) 2021	(As Restated) 2020
Revenue:
Provider	$465.9	$478.4	$463.0
Payer & Life Science	122.1	99.0	93.1

Total Revenue	588.0	577.4	556.1
Cost of revenue:
Provider	232.8	244.2	247.8
Payer & Life Science	46.8	50.8	44.1

Total cost of revenue	279.6	295.0	291.9

Gross profit	308.4	282.4	264.2
Selling, general and administrative expenses	169.2	111.8	155.7
Research and development	97.9	84.1	78.6
Asset impairment charges	7.5	0.5	10.2
Amortization of intangible and acquisition-related assets	60.9	9.3	11.9

Income (loss) from operations	(27.1)	76.7	7.8
Interest income (expense), net (a)	(1.7)	(12.7)	(33.8)
Other income (expense)	(35.0)	93.7	13.3

Income (loss) before income taxes	(63.8)	157.7	(12.7)
Income tax (provision) benefit	43.8	(29.9)	(15.0)

Income (loss) from continuing operations, net of tax	(20.0)	127.8	(27.7)

Income (loss) from discontinued operations	(7.1)	15.8	(70.9)
Gain (loss) on sale of discontinued operations	(10.3)	0.6	1,156.8
Income tax (provision) benefit from discontinued operations	(49.0)	(4.5)	(362.2)

Income (loss) from discontinued operations, net of tax	(66.4)	11.9	723.7

Net Income (loss)	($86.4)	$139.7	$696.0

Diluted earnings per Common Share:
Income (loss) from continuing operations, net of tax	($20.0)	$127.8	($27.7)
Plus: Interest expense, net of tax[1]	$0.0	$0.0	$0.0

Income (loss) from continuing operations[2]	(20.0)	127.8	(27.7)

Income (loss) from discontinued operations, net of tax	(66.4)	11.9	723.7

Net Income (loss)[2]	($86.4)	$139.7	$696.0

Income (loss) from continuing operations per share - basic	($0.18)	$0.98	($0.17)
Income (loss) from discontinued operations per share - basic	($0.59)	$0.09	$4.54

Income (loss) per share - basic	($0.77)	$1.07	$4.37

Income (loss) from continuing operations per share - diluted[2]	($0.18)	$0.92	($0.17)
Income (loss) from discontinued operations per share - diluted	($0.59)	$0.09	$4.54
Income (loss) per share - diluted[2]	($0.77)	$1.01	$4.37
Weighted average common shares outstanding:
Basic	112.1	130.1	159.3

Diluted	112.1	138.7	159.3

	Twelve Months Ended December 31,
	2022	Restated 2021	Restated 2020
(a) Interest income (expense), net
Interest expense	(4.1)	(5.4)	(18.3)
Interest income	4.7	0.2	0.5
Non-cash charges to interest expense	(2.3)	(7.5)	(16.0)

Interest income (expense), net	($1.7)	($12.7)	($33.8)

[1]	Associated with 0.875% Convertible Senior Notes
[2]	Net of tax after the effect of assumed conversions of convertible notes

Table 3

Veradigm Inc.

Condensed Non-GAAP Financial Information

(In millions, except per share amounts and percentages)

(Unaudited)

	Twelve Months Ended December 31,
	2022	(As Restated) 2021	(As Restated) 2020
Revenue, GAAP	$588.0	$577.4	$556.1
Gross profit, GAAP	$308.4	$282.4	$264.2
Depreciation and amortization	37.0	37.5	33.6
Acquisition-related amortization	6.8	7.1	9.9
Stock-based compensation expense	1.3	1.1	1.7

Total non-GAAP gross profit	$353.5	$328.1	$309.4

Non-GAAP Gross margin [1]	60.1%	56.8%	55.6%
Net Income	($86.4)	$139.7	$696.0
Less:
Loss (income) from discontinued operations	$7.1	($15.8)	$70.9
Loss (gain) on sale of business, net from discontinued operations	$10.3	($0.6)	($1,156.8)
Income tax provision (benefit) from discontinued operations	$49.0	$4.5	$362.2
Income (loss) from continuing operations, net of tax, GAAP	($20.0)	$127.8	($27.7)
Plus:
Interest (income) expense, net	1.7	12.7	33.8
Other (income) expense	35.0	(93.7)	(13.3)
Depreciation and amortization	113.5	65.3	71.2
Income tax (benefit) provision	(43.8)	29.9	15.0
Stock-based compensation expense	29.6	13.6	13.5
Asset impairment charges	7.5	0.5	10.2
Transaction and other	17.9	12.6	19.6

Adjusted EBITDA	$141.4	$168.7	$122.3

Adjusted EBITDA margin [2]	24.0%	29.2%	22.0%
Net Income	($86.4)	$139.7	$696.0
Plus: Interest expense, net of tax[4]	0.0	0.0	0.0

Net Income (loss)[3]	($86.4)	$139.7	$696.0
Loss (income) from discontinued operations	7.1	(15.8)	70.9
(Gain) on sale of business, net from discontinued operations	10.3	(0.6)	(1,156.8)
Income tax provision (benefit) from discontinued operations	49.0	4.5	362.2

Income (loss) from continuing operations[3]	($20.0)	$127.8	($27.7)
Less: Interest expense, net of tax[4]	0.0	0.0	0.0

Income (loss) from continuing operations, net of tax	($20.0)	$127.8	($27.7)
Acquisition-related amortization	67.7	16.3	21.7
Stock-based compensation expense	29.6	13.6	13.5
Transaction and other	17.9	12.6	19.6
Other non-operating (income) expense	16.0	0.3	16.5
Asset impairment charges	7.5	0.0	10.2
Tax rate alignment	(61.8)	(18.2)	(1.6)

Non-GAAP net income	$56.9	$152.4	$52.2

GAAP effective tax rate	69%	19%	-120%
Non-GAAP effective tax rate	24%	24%	24%
Weighted shares outstanding - basic	112.1	130.1	159.3
Weighted shares outstanding - diluted	112.1	138.7	159.3
The net effect of convertible notes and note hedges	5.0	(2.8)	2.7
Non-GAAP Weighted shares outstanding - diluted	117.1	135.9	162.0
Income (loss) from continuing operations per share - diluted[3]	($0.18)	$0.92	($0.17)
Income (loss) from discontinued operations per share - diluted	($0.59)	$0.09	$4.54

Income (loss) per share - diluted[3]	($0.77)	$1.01	$4.37

Non-GAAP Income (loss) per share - diluted	$0.49	$1.12	$0.32

[1]	Non-GAAP Gross margin is calculated by dividing Non-GAAP Gross profit by revenue.
[2]	Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by revenue.
[3]	Net of tax after the effect of assumed conversions of convertible notes
[4]	Associated with 0.875% Convertible Senior Notes

Table 4

Veradigm Inc.

Supplemental Condensed Non-GAAP Financial Information

(In millions, except per share amounts)

(unaudited)

	2020	2021					2022
	(As Restated)	(As Restated)					(As Restated)	(As Restated)	(As Restated)
	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Provider
Revenue	$463.0	$113.2	$117.3	$118.7	$129.2	$478.4	$113.4	$114.1	$116.0	$122.4	$465.9
Gross profit, Non-GAAP	$254.6	$63.3	$65.7	$64.4	$77.5	$270.9	$64.6	$63.0	$66.6	$73.2	$267.4
Gross margin, Non-GAAP [1]	55.0%	55.9%	56.0%	54.3%	60.0%	56.6%	57.0%	55.2%	57.4%	59.8%	57.4%

Payer & Life Science
Revenue	$93.1	$21.6	$23.7	$25.7	$28.0	$99.0	$23.5	$34.4	$30.4	$33.8	$122.1
Gross profit, Non-GAAP	$54.8	$11.9	$13.6	$14.8	$16.9	$57.2	$14.8	$24.7	$21.5	$25.1	$86.1
Gross margin, Non-GAAP [1]	58.9%	55.1%	57.4%	57.6%	60.4%	57.8%	63.0%	71.8%	70.7%	74.3%	70.5%

Total Veradigm
Revenue	$556.1	$134.8	$141.0	$144.4	$157.2	$577.4	$136.9	$148.5	$146.4	$156.2	$588.0
Gross profit, Non-GAAP	$309.4	$75.2	$79.3	$79.2	$94.4	$328.1	$79.4	$87.7	$88.1	$98.3	$353.5
Gross margin, Non-GAAP [1]	55.6%	55.8%	56.2%	54.8%	60.1%	56.8%	58.0%	59.1%	60.2%	62.9%	60.1%
Adjusted EBITDA	$122.3	$32.4	$38.9	$36.8	$60.6	$168.7	$27.7	$37.5	$33.9	$42.3	$141.4
Adjusted EBITDA margin[2]	22.0%	24.0%	27.6%	25.5%	38.5%	29.2%	20.2%	25.3%	23.2%	27.1%	24.0%

Net Income, Non-GAAP	$52.2	$14.8	$28.8	$27.2	$81.6	$152.4	$10.5	$6.6	$15.7	$24.0	$56.9
Non-GAAP Weighted shares outstanding - diluted	162.0	146.5	142.0	128.6	125.3	135.9	125.1	119.6	113.3	111.1	117.1
Non-GAAP Income (loss) per share - diluted	$0.32	$0.10	$0.20	$0.21	$0.65	$1.12	$0.08	$0.06	$0.14	$0.22	$0.49

[1]	Non-GAAP Gross margin is calculated by dividing Non-GAAP Gross profit by revenue.
[2]	Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by revenue.

Table 5

Veradigm Inc.

Supplemental Non-GAAP Financial Information Reconciliation - Financial Trend Details

(In millions)

(unaudited)

	2020	2021					2022
	(As Restated)	(As Restated)					(As Restated)	(As Restated)	(As Restated)
	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Provider
Revenue	$463.0	$113.2	$117.3	$118.7	$129.2	$478.4	$113.4	$114.1	$116.0	$122.4	$465.9
Gross profit, GAAP	$215.2	$54.2	$56.4	$55.2	$68.4	$234.2	$55.9	$54.7	$58.3	$64.2	$233.1
Depreciation and Amortization	29.8	7.7	7.9	7.8	7.1	30.5	7.2	6.9	6.8	7.5	28.4
Acquisition-related amortization	8.1	1.3	1.3	1.3	1.4	5.3	1.1	1.1	1.1	1.4	4.7
Stock-based compensation expense	1.5	0.1	0.1	0.1	0.6	0.9	0.4	0.3	0.4	0.1	1.2
Gross profit, Non-GAAP	$254.6	$63.3	$65.7	$64.4	$77.5	$270.9	$64.6	$63.0	$66.6	$73.2	$267.4

Payer & Life Science
Revenue	$93.1	$21.6	$23.7	$25.7	$28.0	$99.0	$23.5	$34.4	$30.4	$33.8	$122.1
Gross profit, GAAP	$49.0	$9.6	$11.3	$12.4	$14.9	$48.2	$12.1	$21.9	$18.7	$22.6	$75.3
Depreciation and Amortization	3.8	1.7	1.7	1.8	1.8	7.0	2.2	2.2	2.2	2.0	8.6
Acquisition-related amortization	1.8	0.5	0.5	0.5	0.3	1.8	0.5	0.6	0.6	0.4	2.1
Stock-based compensation expense	0.2	0.1	0.1	0.1	(0.1)	0.2	0.0	0.0	0.0	0.1	0.1
Gross profit, Non-GAAP	$54.8	$11.9	$13.6	$14.8	$16.9	$57.2	$14.8	$24.7	$21.5	$25.1	$86.1

Table 6

Veradigm Inc.

Supplemental Non-GAAP Financial Information Reconciliation - Financial Trend Details

(In millions, except per share amounts)

(unaudited)

	2020	2021					2022
	(As Restated)	(As Restated)					(As Restated)	(As Restated)	(As Restated)
	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Total Veradigm
Revenue	$556.1	$134.8	$141.0	$144.4	$157.2	$577.4	$136.9	$148.5	$146.4	$156.2	$588.0
Gross profit, GAAP	$264.2	$63.8	$67.7	$67.6	$83.3	$282.4	$68.0	$76.6	$77.0	$86.8	$308.4
Depreciation and amortization	33.6	9.4	9.6	9.6	8.9	37.5	9.4	9.1	9.0	9.5	37.0
Acquisition-related amortization	9.9	1.8	1.8	1.8	1.7	7.1	1.6	1.7	1.7	1.8	6.8
Stock-based compensation expense	1.7	0.2	0.2	0.2	0.5	1.1	0.4	0.3	0.4	0.2	1.3
Gross profit, Non-GAAP	$309.4	$75.2	$79.3	$79.2	$94.4	$328.1	$79.4	$87.7	$88.1	$98.3	$353.5

Net Income (loss)	$696.0	$20.3	$31.4	$14.3	$73.7	$139.7	$23.6	($83.0)	($0.4)	($26.6)	($86.4)
Interest expense, net of tax[2]	0.0	0.0	0.0	0.0	0.0	0.0	0.5	0.0	0.0	0.0	0.0
Net Income (loss)[1]	$696.0	$20.3	$31.4	$14.3	$73.7	$139.7	$24.1	($83.0)	($0.4)	($26.6)	($86.4)
Loss (income) from discontinued operations	70.9	(19.0)	(3.2)	6.8	(0.4)	(15.8)	4.3	3.0	0.5	(0.7)	7.1
Loss (gain) on sale of business, net from discontinued operations	(1,156.8)	(0.6)	0.0	0.0	0.0	(0.6)	0.0	10.3	0.0	0.0	10.3
Income tax provision (benefit) from discontinued operations	362.2	5.1	0.2	(2.0)	1.2	4.5	(9.8)	61.4	(3.0)	0.4	49.0
Income (loss) from continuing operations[1]	($27.7)	$5.8	$28.4	$19.1	$74.5	$127.8	$18.6	($8.3)	($2.9)	($26.9)	($20.0)
Interest expense, net of tax[2]	0.0	0.0	0.0	0.0	0.0	0.0	(0.5)	0.0	0.0	0.0	0.0

Net Income (loss) from continuing operations, GAAP	($27.7)	$5.8	$28.4	$19.1	$74.5	$127.8	$18.1	($8.3)	($2.9)	($26.9)	($20.0)
Interest (income) expense, net	33.8	2.8	2.9	3.6	3.4	12.7	2.1	1.8	(0.4)	(1.8)	1.7
Other (income) expense	(13.3)	(1.2)	(18.3)	(14.0)	(60.2)	(93.7)	(0.1)	30.0	3.9	1.2	35.0
Depreciation and amortization	71.2	16.7	16.7	16.5	15.4	65.3	15.7	28.4	34.6	34.8	113.5
Income tax (benefit) provision	15.0	2.9	3.6	5.9	17.5	29.9	(23.7)	(28.0)	(10.0)	17.9	(43.8)
Stock-based compensation expense	13.5	3.6	3.5	3.2	3.3	13.6	6.9	10.5	5.7	6.5	29.6
Asset impairment charges	10.2	0.0	0.2	0.4	(0.1)	0.5	2.0	0.4	1.2	3.9	7.5
Transaction and other	19.6	1.8	1.9	2.1	6.8	12.6	6.7	2.7	1.8	6.7	17.9

Adjusted EBITDA	$122.3	$32.4	$38.9	$36.8	$60.6	$168.7	$27.7	$37.5	$33.9	$42.3	$141.4

Income (loss) from continuing operations, net of tax, as reported	($27.7)	$5.8	$28.4	$19.1	$74.5	$127.8	$18.1	($8.3)	($2.9)	($26.9)	($20.0)
Acquisition-related amortization	21.7	4.1	4.1	4.1	4.0	16.3	3.8	17.0	23.5	23.4	67.7
Stock-based compensation expense	13.5	3.6	3.5	3.2	3.3	13.6	6.9	10.5	5.7	6.5	29.6
Transaction and other	19.6	1.8	1.9	2.1	6.8	12.6	6.7	2.7	1.8	6.7	17.9
Other non-operating (income) expense	16.5	1.3	(3.6)	1.3	1.3	0.3	0.0	14.4	1.4	0.2	16.0
(Gain) loss on business transactions	0.0	0.0	0.0	(0.0)	0.0	(0.0)	0.0	0.0	0.0	(0.0)	(0.0)
Asset impairment charges	10.2	0.0	0.0	0.0	0.0	0.0	2.0	0.4	1.2	3.9	7.5
Tax rate alignment	(1.6)	(1.8)	(5.5)	(2.6)	(8.3)	(18.2)	(27.0)	(30.1)	(15.0)	10.2	(61.8)
Non-GAAP net income	$52.2	$14.8	$28.8	$27.2	$81.6	$152.4	$10.5	$6.6	$15.7	$24.0	$56.9
GAAP effective tax rate	-120%	34%	11%	24%	19%	19%	425%	77%	77%	-201%	69%
Non-GAAP effective tax rate	24%	24%	24%	24%	24%	24%	24%	24%	24%	24%	24%
Weighted shares outstanding - basic	159.3	140.2	136.6	123.9	120.1	130.1	115.9	114.3	110.2	108.1	112.1
Weighted shares outstanding - diluted	162.0	149.1	145.3	131.4	127.8	138.7	138.7	118.7	113.3	111.1	116.8
Less the net effect of convertible notes and note hedges	0.0	(2.6)	(3.3)	(2.8)	(2.5)	(2.8)	(13.6)	0.9	0.0	0.0	0.3
Non-GAAP Weighted shares outstanding - diluted	162.0	146.5	142.0	128.6	125.3	135.9	125.1	119.6	113.3	111.1	117.1
Income (loss) from continuing operations per share - diluted[2]	($0.17)	$0.04	$0.20	$0.15	$0.58	$0.92	$0.13	($0.07)	($0.03)	($0.25)	($0.18)
Income (loss) from discontinued operations per share - diluted	$4.54	$0.10	$0.02	($0.04)	($0.01)	$0.09	$0.04	($0.65)	$0.02	$0.00	($0.59)

Income (loss) per share - diluted[2]	$4.37	$0.14	$0.22	$0.11	$0.57	$1.01	$0.17	($0.72)	($0.01)	($0.25)	($0.77)
Non-GAAP Net Income (loss) per share - diluted	$0.32	$0.10	$0.20	$0.21	$0.65	$1.12	$0.08	$0.06	$0.14	$0.22	$0.49

[1]	Net of tax after the effect of assumed conversions of convertible notes
[2]	Associated with 0.875% Convertible Senior Notes

Explanation of Non-GAAP Financial Measures

Veradigm reports its financial results in accordance with U.S. generally accepted accounting principles, or GAAP. To supplement this information, Veradigm presents non-GAAP gross profit, gross margin, Adjusted EBITDA, Adjusted EBITDA margin, effective income tax rate, net income (loss), diluted weighted shares outstanding and diluted income (loss) per share, which are considered non-GAAP financial measures under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. The definitions of non-GAAP financial measures are presented below:

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Non-GAAP gross profit consists of GAAP gross profit, as reported, and excludes acquisition-related amortization; stock-based compensation expense; and depreciation and amortization. Reconciliations to GAAP gross profit are found in Tables 3, 5, and 6 within this press release.

•	Non-GAAP gross margin is a non-GAAP measure that is calculated by dividing non-GAAP gross profit by revenue.

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Adjusted EBITDA is a non-GAAP financial measure and consists of GAAP net income/(loss) from continuing operations and adjusts for: interest (income)/expense, net; other (income)/expense; depreciation and amortization; income tax (benefit)/provision; stock-based compensation expense; asset impairment charges; and transaction and other revenue and expenses. Reconciliations to GAAP net income/(loss) are found in Tables 3 and 6 within this press release.

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Adjusted EBITDA margin is a non-GAAP measure that is calculated by dividing Adjusted EBITDA by revenue. See the reconciliations in Tables 3 and 6 within this press release with respect to Adjusted EBITDA.

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Non-GAAP effective income tax rate is based on non-GAAP pre-tax earnings and consists of the statutory federal income tax rate, Veradigm effective state income tax rate and adjustments for permanent differences.

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Non-GAAP net income (loss) consists of GAAP net income/(loss), as reported, less discontinued operations and adds back acquisition-related amortization; stock-based compensation expense; asset impairment charges; transaction and other revenue and expenses; and non-cash charges to interest expense and other. Non-GAAP net income also includes a GAAP to non-GAAP tax rate alignment adjustment. Reconciliations to GAAP net income (loss) are found in Tables 3 and 6 within this press release.

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Non-GAAP diluted weighted shares outstanding consists of diluted weighted shares outstanding, as reported, less the dilutive impact of the Company’s 0.875% convertible notes (the “convertible notes”) due to the intent to settle the principal in cash and shares to be delivered at settlement by the convertible note hedge.

•	Non-GAAP diluted income (loss) per share consists of non-GAAP net income, as defined above, divided by non-GAAP diluted weighted shares outstanding, as defined above, during the applicable period.

Management believes that non-GAAP gross profit, gross margin, Adjusted EBITDA, Adjusted EBITDA margin, effective income tax rate, net income (loss), diluted weighted shares outstanding and diluted income (loss) per share provide useful supplemental information to management and investors regarding the underlying performance of Veradigm business operations. Acquisition accounting adjustments and transaction and other revenue and expenses recorded in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments provided and discussed herein.

Management also uses this information internally for forecasting and budgeting, as it believes that these measures are indicative of core operating results. In addition, management may use non-GAAP diluted income (loss) per share and Adjusted EBITDA to measure achievement under Veradigm’s stock and cash incentive compensation plans. Note, however, that non-GAAP diluted income (loss) per share and Adjusted EBITDA are performance measures only, and they do not provide any measure of cash flow or liquidity.

Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Veradigm’s results of operations as determined in accordance with GAAP. Investors and potential investors are encouraged to review the definitions and reconciliations of non-GAAP financial measures with GAAP financial measures contained within this press release.

Acquisition-Related Amortization. Acquisition-related amortization expense is a non-cash expense arising primarily from the acquisition of intangible assets in connection with acquisitions or investments. Veradigm excludes acquisition-related amortization expense from non-GAAP gross profit, non-GAAP gross margin, non-GAAP net income, Adjusted EBITDA and Adjusted EBITDA margin because it believes (i) the amount of such expenses in any specific period may not directly correlate with the underlying performance of Veradigm’s business operations and (ii) such expenses can vary significantly between periods because of new acquisitions and full amortization of previously acquired intangible assets. Investors should note that the use of these intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation, and the related amortization expense will recur in future periods.

Stock-Based Compensation Expense. Stock-based compensation expense is a non-cash expense arising from the grant of stock-based awards. Veradigm excludes stock-based compensation expense from non-GAAP gross profit, non-GAAP gross margin, non-GAAP net income (loss) and Adjusted EBITDA because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Veradigm business operations and (ii) such expenses can vary significantly between periods as a result of the timing and valuation of grants of new stock-based awards, including grants in connection with acquisitions. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods, and such expense will recur in future periods.

Asset impairment charges. Asset impairment charges, which are excluded from Adjusted EBITDA, Adjusted EBITDA margin and Non-GAAP net income (loss), reflect non-cash charges related to the abandonment of certain leased spaces and write-offs based on management’s assessment of the likelihood of near-term recovery of certain investments’ value.

Depreciation and Amortization. Depreciation and amortization, which are excluded from non-GAAP gross profit, non-GAAP gross margin, Adjusted EBITDA and Adjusted EBITDA margin, are non-cash expenses arising from allocating the cost of fixed assets, intangibles and capitalized software over time.

Transaction and Other. Transaction and other revenue and expenses relate to certain favorable and unfavorable legal settlements, severance, investigations, internal reviews, restatement-related accounting and legal advisory services and other charges incurred in connection with activities that are considered not reflective of our core business. Veradigm excludes transaction and other revenue and expensesfrom non-GAAP net income (loss), Adjusted EBITDA and Adjusted EBITDA margin because it believes (i) the amount of such revenue or expenses in any specific period may not directly correlate to the underlying performance of Veradigm business operations and (ii) such revenue or expenses can vary significantly between periods.

Non-Cash Charges to Interest Expense and Other. Non-cash charges to interest expense include the amortization of the discount and debt issuance costs associated with the convertible notes. Other includes certain other income and expense and impairments on long-term investments and gains and losses on business transactions and certain asset disposals.

Tax Rate Alignment. Tax rate alignment aligns the applicable period’s effective tax rate to the expected annual non-GAAP effective tax rate.